UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): April 24, 2020
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The	Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200
1097 JB	Amsterdam,
The	Netherlands	None
(Address of principal executive offices)		(Zip Code)
(+ 31) 20 521 4777
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.03 per share	WMGI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 24, 2020, Wright Medical Group N.V. (“Wright”) held an extraordinary general meeting of shareholders (the “EGM”) to consider 12 voting proposals, each of which is described in more detail in Wright’s definitive proxy statement for the EGM filed with the Securities and Exchange Commission on March 20, 2020 (the “Proxy Statement”).
Following shareholder approval of voting proposal no. 6, Wright’s articles of association were amended to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers (as defined in the Proxy Statement) at $30.75, without interest and less applicable withholding taxes, which is equal to the purchase price offered by Stryker B.V. (“Purchaser”), an indirect, wholly-owned subsidiary of Stryker Corporation (“Stryker”), pursuant to its offer to purchase all of Wright’s outstanding ordinary shares, par value €0.03 per share (the “Shares”).
A copy of the Amendment of the Articles of Association filed as Exhibit 3.1 hereto and are incorporated by reference into this Item 5.03.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The final results of the shareholder voting on each voting proposal brought before the EGM were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting proposal no. 1-Appointment of Directors to the Wright Board: Conditional appointment of the following individuals as directors of Wright’s board of directors (the “Wright Board”) until Wright’s second annual general meeting after the Offer Closing (as defined in the Proxy Statement).

Spencer S. Stiles as executive director	74,448,376	1,250,385	546,025	—

William E. Berry, Jr. as non-executive director	74,469,989	1,228,772	546,025	—

Dean H. Bergy as non-executive director	74,469,908	1,228,853	546,025	—

Jeanne M. Blondia as non-executive director	74,469,987	1,228,774	546,025	—

David G. Furgason as non-executive director	74,469,748	1,228,813	546,225	—

Voting proposal no. 2-Acceptance of Resignation of Members of the Wright Board: Conditional acceptance of the resignation of the following seven individuals from the Wright Board.

Robert J. Palmisano	75,695,495	6,307	542,984	—

J. Patrick Mackin	75,667,847	12,687	564,252	—

John L. Miclot	75,668,594	11,939	564,253	—

Kevin O’Boyle	75,668,288	12,245	564,253	—

Amy S. Paul	75,668,288	12,245	564,253	—

Richard F. Wallman	75,668,928	12,005	563,853	—

	For	Against	Abstain	Broker Non-Votes
Elizabeth H. Weatherman	75,668,869	12,064	563,853	—

Voting proposal no. 3-Discharge of Directors: Grant of full and final discharge to each member of the Wright Board for his or her acts of management or supervision, as applicable, up to the date of the EGM.	75,463,473	117,473	663,840	—

Voting proposal no. 4-Approval of the Asset Sale: Conditional approval of the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Stryker B.V. (“Purchaser”) (or an affiliate thereof).	75,673,614	9,111	562,061	—

Voting proposal no. 5-Dissolution: Conditional approval of the (i) dissolution of Wright in accordance with article 2:19 of the Dutch Civil Code, (ii) appointment of Stichting Vereffening Wright Medical Group as the liquidator of Wright, (iii) appointment of Purchaser as the custodian of the books and records of Wright, and (iv) reimbursement of the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by Wright’s independent directors).	75,672,677	10,516	561,593	—

Voting proposal no. 6-Amendment of the Articles of Association Regarding Compensation of Dissenting Shareholders: Approval of the amendment of Wright’s articles of association to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers (as defined in the Proxy Statement).	75,674,151	9,042	561,593	—

Voting proposal no. 7-Entry Into and Approval of the Mergers: Approval of the Mergers, including the entry into by Wright of the First-Step Merger (as defined in the Proxy Statement) pursuant to the common draft terms of cross-border merger.	75,673,927	9,180	561,679	—

Voting proposal no. 8-Amendment of the Articles of Association Regarding the Demerger: Approval of the amendment of Wright’s articles of association to authorize the Wright Board to resolve on a potential statutory demerger to an entity wholly-owned by Wright.	75,673,327	9,251	562,208	—

Voting proposal no. 9-Conversion and Amendment of the Articles of Association:

Conditional approval of the conversion of Wright into a private company with limited liability.	75,669,560	13,117	562,109	—

Conditional approval of the amendment of Wright’s articles of association in connection with the conversion.	75,673,307	10,306	561,173	—

	For	Against	Abstain	Broker Non-Votes
Voting proposal no. 10-Amendment of the Articles of Association Following Delisting: Conditional approval of the amendment of Wright’s articles of association in connection with the delisting of Wright’s ordinary shares, par value €0.03 per share (the “Shares”) on The Nasdaq Stock Market LLC.	75,673,309	10,303	561,174	—

Voting proposal no. 11-Financial Year Deed of Amendment of the Articles of Association: Conditional approval of the amendment of Wright’s articles of association to align Wright’s financial year with that reckoned by Purchaser.	75,673,310	10,303	561,173	—

Voting proposal no. 12-Non-Binding Advisory Vote on Transaction-Related Executive Compensation Arrangements: Approval, on an advisory basis, of the compensation that may become payable to Wright’s named executive officers in connection with the completion of the Offer (as defined in the Proxy Statement).	46,890,862	28,728,534	625,390	—
With respect to voting proposal no. 1, Spencer S. Stiles was conditionally appointed an executive director and each of William E. Berry, Jr., Dean H. Bergy, Jeanne M. Blondia and David G. Furgason was conditionally appointed a non-executive director by Wright’s shareholders by the required vote, in each case to serve for a term ending at Wright’s second annual general meeting after the Offer Closing (as defined in the Proxy Statement).

Each of voting proposal nos. 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12 was approved by Wright’s shareholders by the required vote.

Additional Information and Where to Find It

This filing is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any Shares or any other securities nor is it a substitute for the tender offer materials filed by Stryker and Purchaser. Purchaser, a wholly-owned subsidiary of Stryker, and Stryker have filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the Securities and Exchange Commission (“SEC”) and Wright has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase all of the outstanding Shares of Wright is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. WRIGHT SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AS THEY CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The tender offer materials (including the offer to purchase and the related letter of transmittal and certain other tender offer documents), the solicitation/recommendation statement and this proxy statement and other documents filed with the SEC by Stryker or Wright, may be obtained free of charge at the SEC’s website at www.sec.gov or at Wright’s website at www.wright.com or by contacting Wright’s investor relations department at julie.dewey@wright.com or at Stryker’s website at www.stryker.com or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. In addition, investors and shareholders of Wright may obtain a free copies of the tender offer materials and the solicitation/recommendation statement by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment of the Articles of Association, dated April 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP N.V.

By: /s/ James A. Lightman
Name: James A. Lightman
Title: Senior Vice President, General Counsel and Secretary

Date: April 27, 2020